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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20459

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: October 19, 2007

                             TRANSCENDENT ONE, INC.
             (Exact name of Registrant as specified in its charter)

           NEVADA                   000-29877                    95-4784882
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

                          249 S. Highway 101, Suite 320
                             Solana Beach, CA 92075
                    (Address of principal corporate offices)

       Registrant's telephone number, including area code: (858) 720-8545.

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01:  OTHER EVENTS

       On October 19, 2007 the Company issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing an unregistered offering of securities. The press release is attached to this report as Exhibit "A" and is thereby incorporated herein by reference.







                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of October, 2007.         TRANSCENDENT ONE, INC.,



                                               By:   /s/ Luke D'Angelo
                                                     ---------------------------
                                                     Luke D'Angelo, CEO



                              Certificate of Filing
                              ---------------------

       The undersigned certifies that on the 19th day of October, 2007, the above was filed electronically with the SEC utilizing the EDGAR filing system


                                                     /s/ Luke D'Angelo
                                                     ---------------------------
                                                     Luke D'Angelo, CEO


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                                   EXHIBIT "A"
                                   -----------

SOURCE:  Transcendent One, Inc.


October 19, 2007

  TRANSCENDENT ONE, INC. ANNOUNCES PRIVATE PLACEMENT OF CONVERTIBLE DEBT UNITS

CARSON CITY, NV-- (October 19, 2007). Transcendent One, Inc. announced today that it intends to raise $3,000,000 to finance expansion of its current operations by selling 600 convertible debt units upon the following terms:

         A.       Cost: $5000 per Convertible Debt Unit
         B.       Investors receive 3000 Common Shares of the Company per Unit purchased at the time of his/her purchase of Units.
         C.       Interest per Unit shall accrue at the rate of 10% per annum
         D. Principal and interest may be converted by investors into Common Shares of the Company at the rate of $.60 per share in October 2009, or be repaid to investors.

Transcendent provides merchant payment processing services (e.g., credit card transactions) as a registered ISO/MSP of First National Bank of Omaha. FOR MORE INFORMATION, YOU MAY CONTACT TRANSCENDENT ONE'S PUBLICIST MR.
CRAIG PRINGLE OF CAPCENTRA, LLC AT 515-432-5780 OR AT CJP2020@HOTMAIL.COM.

This notice is not an offer to sell or a solicitation of an offer to buy convertible debt units/securities and is issued pursuant to Rule 135c under the Securities Act of 1933. This convertible debt unit offering/promotion/investment opportunity combining debt financing and equity financing is strictly limited to United States accredited investors as defined by SEC Regulation D/Rule 501(a) pursuant to Rule 506, and to United Kingdom certified high net worth individuals under Section 48 of the UK Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 ("qualified investors"). By requesting more information, you thereby represent you are a qualified investor. The convertible debt units have not been registered under the US Securities Act of 1933, as amended (the "Act"), and will be sold only in compliance with Regulation D and Regulation S under the Act. The content of this promotion has not been approved by an authorized person within the meaning of the UK Financial Services and Markets Act 2000. Reliance on this promotion for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all of the property or other assets invested. Nonexclusively with respect to forward looking statements contained herein and the characteristics of convertible debt units, this communication is subject to the terms and conditions of the Transcendent One convertible debt unit Subscription Agreement. The Company does not guarantee any specific rates of return ("ROI"), or that it is or will be going public/engaging in an initial public offering/("IPO") of its securities. The Company's publicist has been retained strictly for purposes of forwarding the Company's business plan and subscription agreement to inquiring qualified investors, and in no way will act as a broker-dealer or selling agent of the Company's securities. Further inquiries will be referred to the Company.

  TRANSCENDENT ONE, INC., 249 S. HIGHWAY 101, STE. 320, SOLANA BEACH, CA 92075
                          858-720-8545 FAX 858-720-1545
             A REGISTERED ISO/MSP OF FNBO 1620 DODGE ST., OMAHA, NE
                             WWW.TRANSCENDENTONE.COM
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